Sales Report:Supplement No. 3 dated May 31, 2013 to Prospectus dated May 21, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Sales Report supplements the prospectus dated May 21, 2013 and provides information about each series of Borrower Payment Dependent Notes (the "Notes") that Prosper Funding LLC has recently sold. You should read this Sales Report supplement together with the prospectus dated May 21, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated May 21, 2013, each Note comes attached with a PMI Management Right issued by Prosper Marketplace, Inc.
Prosper Funding LLC has sold the following series of Notes:
Borrower Payment Dependent Notes Series 716200
This series of Notes was issued and sold upon the funding of the borrower loan #91871, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	May-29-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-2007	Debt/Income ratio:	19%
Credit score:	620-639 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,795	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	euro-eagle1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2012)
Principal balance:	$1,530.84	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some bills and provide some cash flow for a new business. I am a veteran Prosper investor and these loan payments would be more than covered by the interest payments generated in my investment account.

My financial situation:
I am a good candidate for this loan because I have a strong business plan and a perfectly clean payment history - 100% on time. My current debt levels are admittedly high; however, I am confident that I have enough projected cash flow and a family that I can lean on in the rare event of failure. I plan to pay off this loan much sooner than the 5-year mark as the interest rate is extremely high.

Monthly net income: $ 3600
Monthly expenses: $ 2850
Housing: $1150
Insurance: $50
Car expenses: $400
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 743634
This series of Notes was issued and sold upon the funding of the borrower loan #91807, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$17,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-27-2013

Lender yield:	8.24%	Borrower rate/APR:	9.24% / 12.02%	Monthly payment:	$542.50

Lender servicing fee:	1.00%	Effective Yield*:	8.02%
		Estimated return*:	5.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1987	Debt/Income ratio:	16%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,573	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	integrity-patriot	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$13,200.00	< 31 days late:	0 ( 0% )	780-799 (Apr-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off a credit card that I used to hire lawyers when I was assisting my daughter with some legal issues. I have been making large payments each month, but the interest and fees reduce the amount that goes to principle dramatically. I was waiting until I had paid off the loan from Prosper that I took out 3 years ago. That loan is now paid, with no late payments. ...

My financial situation:
I am a good candidate for this loan because in addition to my retirement income from Alaska P.E.R.S., I am employed as a Fire Chief in Oregon. I have been on a crusade to pay off my bills, avoiding any large purchases. I have started (3 months ago) a budgeting program which has me on the road to being debt free much sooner that I had anticipated. I have worked at getting my credit rating higher, and I live frugally. I pay all bills on time, no late payments...ever. I feel that this loan, if approved, will assist me to achieve my goal of being virtually debt free in less than 3 years. Thank you ...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 763498
This series of Notes was issued and sold upon the funding of the borrower loan #91781, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-22-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$320.05

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1984	Debt/Income ratio:	19%
Credit score:	680-699 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 7	Length of status:	0y 9m
Amount delinquent:	$2,416	Total credit lines:	40	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,350	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	Whiteacre01	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Feb-2012)
Principal balance:	$2,865.35	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Business
Purpose of loan:

I am under contract to sell a rental property that will net over $37,000 in profit. The buyer is non-refundable with an earnest money deposit and I'm required to make approximately $12,000 in upgrades and repairs prior to closing. This loan will be used to pay for the repair work and I plan to repay the same upon close of escrow. Even if the buyer does not perform, their deposit will be more than enough to pay off this loan.

My financial situation:
I am a good candidate for this loan because I'm an attorney at a large law firm and I make more than enough to pay this loan, notwithstanding the contemplated property sale. Unfortunately, my past credit is fair based on some past hardships while I was attending law school and so access to more traditional types of loans are somewhat limited in my case.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 764084
This series of Notes was issued and sold upon the funding of the borrower loan #91769, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,378.54	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	yes	Estimated loss*:	2.74%	Listing Start date:	May-04-2013
Term:	36 months			Listing End date:	May-20-2013

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$486.41

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1983	Debt/Income ratio:	28%
Credit score:	720-739 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,323	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	the-laudable-wampum	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off higher interest credit cards and consolidate debt.

My financial situation:
I am a good candidate for this loan because I have long term steady employment and a good history of paying debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 773452
This series of Notes was issued and sold upon the funding of the borrower loan #91724, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.75%	Listing Start date:	May-16-2013
Term:	36 months			Listing End date:	May-16-2013

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$127.45

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1998	Debt/Income ratio:	47%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,433	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	dedication-blaster0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to...A down payment for a home and improvements to the land where the home is located.

My financial situation:
I am a good candidate for this loan because...I consistently make on time payments on my accounts

Monthly net income: $1600
Monthly expenses: $1100
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 775496
This series of Notes was issued and sold upon the funding of the borrower loan #91853, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$35,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	May-20-2013
Term:	60 months			Listing End date:	May-21-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$847.23

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1987	Debt/Income ratio:	23%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,439	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	thoughtful-repayment374	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... consolidate high rate CC's gotten from going thru a divorce

My financial situation: $80,000 a year from primary job, $30,000 a year retirement income.
I am a good candidate for this loan because...had I not had so many atty bills I would have never been in this situation...

Monthly net income: $6500
Monthly expenses: $3600
Housing: $800
Insurance: $100
Car expenses: $200
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $400
Credit cards and other loans: $1100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 777620
This series of Notes was issued and sold upon the funding of the borrower loan #91350, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	May-27-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$354.81

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2003	Debt/Income ratio:	26%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,801	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	important-interest9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 777950
This series of Notes was issued and sold upon the funding of the borrower loan #91251, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	May-14-2013
Term:	60 months			Listing End date:	May-14-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2000	Debt/Income ratio:	22%
Credit score:	620-639 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	19y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,129	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	asset-nurse	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	11 ( 100% )	620-639 (Latest)
Principal borrowed:	$14,500.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2012) 740-759 (Feb-2012)
Principal balance:	$7,197.23	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 778326
This series of Notes was issued and sold upon the funding of the borrower loan #91708, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-22-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$595.76

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1988	Debt/Income ratio:	26%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	29y 11m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,130	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	agreement-meridian2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because...I have been with my company for 30 years

Monthly net income: $4200.00
Monthly expenses: $3000.00
Housing: $800.00
Insurance: $600.00
Car expenses: $438.00
Utilities: $300.00
Phone, cable, internet: $140.00
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 779702
This series of Notes was issued and sold upon the funding of the borrower loan #91248, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.49%	Listing Start date:	May-16-2013
Term:	60 months			Listing End date:	May-16-2013

Lender yield:	21.59%	Borrower rate/APR:	22.59% / 25.10%	Monthly payment:	$321.49

Lender servicing fee:	1.00%	Effective Yield*:	20.01%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2001	Debt/Income ratio:	26%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 8	Length of status:	5y 3m
Amount delinquent:	$67	Total credit lines:	23	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$691	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	commerce-sequoia	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Paying off debts/consolidation
This loan will be used to pay off my balances as much as possible in order to prepare for buying a house later this year (hopefully).

My financial situation:
I am a good candidate for this loan because I have a stable work history and try not to run away from my responsibilities. I will not pretend like I'm anywhere near perfect but with maturity I've been diligent in learning the importance of credit and handling it wisely.

Monthly net income: $3032.76
Monthly expenses: $
Housing: $675.00 (rent)
Insurance: $
Car expenses: $388.00 loan
Utilities: $150
Phone, cable, internet: $110
Food, entertainment: $60-100
Clothing, household expenses: $50 (on average)
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 780204
This series of Notes was issued and sold upon the funding of the borrower loan #91239, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	May-15-2013
Term:	36 months			Listing End date:	May-16-2013

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$142.19

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1987	Debt/Income ratio:	22%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,480	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	bill-linkage	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 780222
This series of Notes was issued and sold upon the funding of the borrower loan #91873, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.24%	Listing Start date:	May-15-2013
Term:	60 months			Listing End date:	May-16-2013

Lender yield:	19.59%	Borrower rate/APR:	20.59% / 23.05%	Monthly payment:	$670.58

Lender servicing fee:	1.00%	Effective Yield*:	18.29%
		Estimated return*:	11.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2000	Debt/Income ratio:	21%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,529	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	ferocious-finance044	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidate
This loan will be used to...Consolidate

My financial situation: Good
I am a good candidate for this loan because...My income is high enough to repay the loan

Monthly net income: $9720.00
Monthly expenses: $6135.00
Housing: $1610.00
Insurance: $250.00
Car expenses: $800.00
Utilities: $200.00
Phone, cable, internet: $135.00
Food, entertainment: $750.00
Clothing, household expenses: $600.00
Credit cards and other loans: $1790.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 781578
This series of Notes was issued and sold upon the funding of the borrower loan #91194, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-17-2013
Term:	36 months			Listing End date:	May-17-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$77.13

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1989	Debt/Income ratio:	32%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,691	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	sensible-treasure226	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 781972
This series of Notes was issued and sold upon the funding of the borrower loan #91667, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-22-2013

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1995	Debt/Income ratio:	77%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	12 / 12	Length of status:	18y 4m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,997	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	p2ploan-motion859	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782180
This series of Notes was issued and sold upon the funding of the borrower loan #91936, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$14,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	May-19-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$453.98

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1990	Debt/Income ratio:	16%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	41y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,030	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	open-minded-compassion176	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I pay my bills on time and can afford the monthly payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782728
This series of Notes was issued and sold upon the funding of the borrower loan #91862, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	May-27-2013
Term:	36 months			Listing End date:	May-27-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$584.25

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2002	Debt/Income ratio:	17%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,507	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	fairness-songbird6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782748
This series of Notes was issued and sold upon the funding of the borrower loan #91661, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-21-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$192.82

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1996	Debt/Income ratio:	3%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,828	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	commerce-adventurer4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to cover emergency auto repair.

My financial situation:
I am a good candidate for this loan because I've been a computer programmer for over 20 years and have a solid work record; I'm also building a retail business. My credit took a hit from 2003 to 2008 when large companies were aggressively outsourcing systems work.
Since 2008, I've seen systems contract rates for people with my background remain steady at about $50 to $60/hr. Within the last 18 months, I've also opened a retail store front which is growing.

Monthly net income: $7600.00
Monthly expenses: $3920
Housing: $1750
Insurance: $190
Car expenses: $0
Utilities: $200
Phone, cable, internet: $180
Food, entertainment: $600
Clothing, household expenses: $400
Credit cards and other loans: $300
Other expenses: $300 misc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782918
This series of Notes was issued and sold upon the funding of the borrower loan #91715, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.24%	Listing Start date:	May-20-2013
Term:	60 months			Listing End date:	May-20-2013

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 21.16%	Monthly payment:	$644.94

Lender servicing fee:	1.00%	Effective Yield*:	16.68%
		Estimated return*:	10.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	26%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,111	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	bold-payout-speaker	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidate debt
This loan will be used to... Pay off all creditors and lower monthly payment

My financial situation: Employed full time. Looking to simplify monthly bills.
I am a good candidate for this loan because...responsible with bill paying and looking to improve credit for future to buy a house.

Monthly net income: $3700.00
Monthly expenses: $1400.00
Housing: $ 0 paid by fiance
Insurance: $ 0 paid by fiance
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783508
This series of Notes was issued and sold upon the funding of the borrower loan #91861, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.24%	Listing Start date:	May-20-2013
Term:	36 months			Listing End date:	May-20-2013

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$549.76

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1989	Debt/Income ratio:	35%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,337	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	rhythm190	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783534
This series of Notes was issued and sold upon the funding of the borrower loan #91789, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1990	Debt/Income ratio:	55%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,603	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	Sessie82	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	57 ( 100% )	660-679 (Latest)
Principal borrowed:	$24,100.00	< 31 days late:	0 ( 0% )	660-679 (May-2012) 700-719 (Jun-2011) 760-779 (Jul-2008)
Principal balance:	$9,369.62	31+ days late:	0 ( 0% )
Total payments billed:	57
Description
Medical/Dental
Purpose of loan:
This loan will be used to...pay for oral surgery needed

My financial situation:
I am a good candidate for this loan because. I pay all bills on time and have a steady income. I may have bills, but all are paid every month. With a child in college, it is hard to save up for extra things such as this.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783652
This series of Notes was issued and sold upon the funding of the borrower loan #91654, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	May-20-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$637.42

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1990	Debt/Income ratio:	25%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,092	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	upright-listing16	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Pay off Credit Cards to one loan

My financial situation:
I am a good candidate for this loan because...I pay bills timely-just in a cash flow issue right now.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783728
This series of Notes was issued and sold upon the funding of the borrower loan #91726, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$516.97

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1986	Debt/Income ratio:	33%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 9	Length of status:	21y 9m
Amount delinquent:	$2,742	Total credit lines:	44	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,011	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	intrepid-social3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: loan consolidation
This loan will be used to...pay of debt

My financial situation: is good
I am a good candidate for this loan because...i pay my debts on time and have never been careless in not paying debt

Monthly net income: $3500
Monthly expenses: $2800
Housing: $960
Insurance: $67
Car expenses: $0
Utilities: $200
Phone, cable, internet: $130
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784370
This series of Notes was issued and sold upon the funding of the borrower loan #91224, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.24%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-21-2013

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$146.60

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1992	Debt/Income ratio:	46%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$96,101	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	note-numero-uno846	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784384
This series of Notes was issued and sold upon the funding of the borrower loan #91329, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$160.44

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,365	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	RealEstateNEF	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2008) 700-719 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Business "2nd Prosper Loan"
Purpose of loan:
This loan will be used to assist in opening a franchised real estate office in Northeast Florida which is a part of a very large national brand.

My financial situation:
I am a good candidate for this loan because I have already paid back a Prosper loan perfectly. I have been in the real estate industry since 2000 and have been a Broker/Owner since 2005. I do residential real estate and residential property management. We work with sellers, buyers, investors, tenants, & rental property management services. Our market is doing well and Northeast Florida is a very strong growing area. You will recognize the city names of our service areas such as Jacksonville Fl, & Saint Augustine Fl. Our service area will cover 4 counties plus. I have approximately half of the agents out of 47 wanting to work at the new office and have approximately 100 rental properties going to be managed from there as well which create a regular reoccurring monthly income stream.

My credit is not perfect and is due to the not great economy we all just went through between 2007-2012. The good news is my property management business grew during this time. All the current market indicators are showing positive signs and home prices in our area are increasing in value. I have been careful to not incur additional debt and paid off loans in the past to try to keep my credit as strong as possible. Thank you for your time to consider funding my loan. Have a great day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784552
This series of Notes was issued and sold upon the funding of the borrower loan #91296, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-21-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$224.48

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1982	Debt/Income ratio:	41%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 24	Length of status:	30y 3m
Amount delinquent:	$0	Total credit lines:	68	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,590	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	determined-economy5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784630
This series of Notes was issued and sold upon the funding of the borrower loan #91314, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$595.76

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2001	Debt/Income ratio:	30%
Credit score:	620-639 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	9 / 8	Length of status:	0y 3m
Amount delinquent:	$3,246	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,833	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	robust-cash5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 76% )	620-639 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	4 ( 24% )	660-679 (Nov-2011)
Principal balance:	$3,129.32	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Debt Consolidation

My financial situation:
I am a good candidate for this loan because...because I always pay my debts on time.

Monthly net income: $3800.00
Monthly expenses: $1775.46
Housing: $1000.00
Insurance: $100.00
Car expenses: $75.00
Utilities: $25.00
Phone, cable, internet: $200.00
Food, entertainment: $125.00
Clothing, household expenses: $30.00
Credit cards and other loans: $220.46
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784754
This series of Notes was issued and sold upon the funding of the borrower loan #91864, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$381.85

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1999	Debt/Income ratio:	37%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	15y 2m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,276	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	pious-marketplace10	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Upgrade
Purpose of loan:
This loan will be used to help grow my business by attracting new customers by doing some minor upgrades to the interior of my facility and also some upgrades to the playground in the rear of the facility.

My financial situation:
I am a good candidate for this loan because I can show that my business is strong showing increases in sales and profits each calendar year. There has not been a decline in sales since opening in 2009.

Monthly net income: $5500.00
Monthly expenses: $
Housing: $680.00
Insurance: $137.00
Car expenses: $500.00
Utilities: $350.00
Phone, cable, internet: $
Food, entertainment: $150.00
Clothing, household expenses: $
Credit cards and other loans: $550.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784956
This series of Notes was issued and sold upon the funding of the borrower loan #91191, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	May-21-2013
Term:	60 months			Listing End date:	May-21-2013

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$212.25

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1999	Debt/Income ratio:	48%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,958	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	repayment-sundae5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt.

My financial situation:
I am a good candidate for this loan because...I am currently employed and am completing a PhD program that will improve my chances at getting a higher-paying administrative position in the field of education within the next two years.

Monthly net income: $ 3000
Monthly expenses: $
Housing: $1200
Insurance: $110
Car expenses: $0
Utilities: $200
Phone, cable, internet: $180
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785024
This series of Notes was issued and sold upon the funding of the borrower loan #91741, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.24%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-22-2013

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$524.32

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	26%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,370	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	thriller592	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785110
This series of Notes was issued and sold upon the funding of the borrower loan #91293, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-25-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$219.32

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1996	Debt/Income ratio:	26%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	29 / 25	Length of status:	11y 11m
Amount delinquent:	$257	Total credit lines:	58	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,132	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	walnut89	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...CONSOLIDATE SOME SMALL BALANCES

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785214
This series of Notes was issued and sold upon the funding of the borrower loan #91624, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	May-22-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$378.38

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1997	Debt/Income ratio:	21%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	5y 7m
Amount delinquent:	$1,154	Total credit lines:	25	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,824	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	platinum-observatory8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: pay off my debt
This loan will be used to...pay off my debt, to have just one simple payment

My financial situation: I am doing ok. Trying to pay of my debt resulting from a divorce
I am a good candidate for this loan because... I am a honest hard working veteran, just trying to pay off debt from a divorce. I just want to make things easier financially for my family, buy just having one simple easy to manage payment.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785448
This series of Notes was issued and sold upon the funding of the borrower loan #91760, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$301.04

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1971	Debt/Income ratio:	25%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	10 / 8	Length of status:	6y 0m
Amount delinquent:	$269	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$585	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	integrity-compadre0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785744
This series of Notes was issued and sold upon the funding of the borrower loan #91775, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$355.03

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1982	Debt/Income ratio:	18%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	26y 8m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Carbill	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	780-799 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2012) 740-759 (Mar-2010)
Principal balance:	$5,794.87	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Used Truck Son (College Bound)
Purpose of loan:
My Son has been a very good student throughout his high school career. I would like to reward him with a dependable vehicle as he will be attending college this fall. He will be working full time during the summer to help pay for insurance and fuel.

My financial situation:
My credit is excellent and I have been employed at the same company for almost 27 years. I utilize Prosper currently and my payment record can be verified. I have never missed or had a late payment. Thanks in advance for funding my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785752
This series of Notes was issued and sold upon the funding of the borrower loan #91876, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-22-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$597.24

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1989	Debt/Income ratio:	17%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	18y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,773	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	unassuming-openness973	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: This loan will be used to...pay my credit cards, which have a higher apr.

My financial situation:
I am a good candidate for this loan because...I make good money but just bought a house and had a lot of things that needed fixing in my first year. I would like to pay off my credit cards with a lower APR than I currently have so I can get rid of my debt faster. I pay my bills on time every month. I am very responsible.

Monthly net income: $120000
Monthly expenses: $
Housing: $1750
Insurance: $160
Car expenses: $630
Utilities: $300
Phone, cable, internet: $260
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $1700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786040
This series of Notes was issued and sold upon the funding of the borrower loan #91912, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-22-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$358.35

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1993	Debt/Income ratio:	36%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,227	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	SocialWorker73	Borrower's state:	Indiana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	84 ( 100% )	680-699 (Latest)
Principal borrowed:	$20,450.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2012) 680-699 (Jun-2008) 680-699 (May-2008) 680-699 (Nov-2007)
Principal balance:	$6,960.57	31+ days late:	0 ( 0% )
Total payments billed:	84
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some higher interest debt.

My financial situation:
I am a good candidate for this loan because I have improved my credit by paying all my bills on time for many years. I own my home and have paid off one of my two cars.

Monthly net income: $4320
Monthly expenses: $3400
Housing: $984
Insurance: $180
Car expenses: $360
Utilities: 150
Phone, cable, internet: $220
Food, entertainment: $500 (includes groceries)
Clothing, household expenses: $ 150
Credit cards and other loans: $760
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786146
This series of Notes was issued and sold upon the funding of the borrower loan #91338, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$213.29

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1991	Debt/Income ratio:	27%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,996	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	mystical-compassion041	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 92% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 8% )	660-679 (Apr-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786148
This series of Notes was issued and sold upon the funding of the borrower loan #91263, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$19,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	May-22-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$479.28

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2001	Debt/Income ratio:	22%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,708	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	superstar184	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debts with much higher interest rates as well as a down payment on my home refinance.

My financial situation:
I am a good candidate for this loan because I have worked very hard to quickly improve my credit score making me a more reliable lendee and debt to income ration is in a good position to take on a $500/month payment. I'm working with a wonderful company who has never done lay off's. My current role/position is in great standing. I am trust worthy and responsible and will never default on my monthly loan obligations. My goal is to pay the loan off a little sooner than it's due to prove that I was a good candidate to lend to.

Monthly net income: $ 4400
Monthly expenses: $
Housing: $ 963
Insurance: $ 82
Car expenses: $ 300
Utilities: $ 200
Phone, cable, internet: $ 150
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 700

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786602
This series of Notes was issued and sold upon the funding of the borrower loan #91398, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$390.26

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1995	Debt/Income ratio:	29%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,594	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	dhornack53959	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...reduce Credit Card Debit

My financial situation:
I am a good candidate for this loan because...stable job, stable income, debt reduction

Monthly net income: $ 4156
Monthly expenses: $
Housing: $ 500.00
Insurance: $ 85
Car expenses: $ 335
Utilities: $ 250
Phone, cable, internet: $ 99
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786716
This series of Notes was issued and sold upon the funding of the borrower loan #91691, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	9.49%	Borrower rate/APR:	10.49% / 12.72%	Monthly payment:	$161.17

Lender servicing fee:	1.00%	Effective Yield*:	9.19%
		Estimated return*:	6.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1993	Debt/Income ratio:	22%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	16y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,889	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	ursomajor	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,550.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off 2 higher rate credit cards and 1 outstanding medical credit account..

My financial situation:
I am a good candidate for this loan because I have solid employment history and have previously had a loan with Prosper that I paid in full and remained in continuous good standings..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787070
This series of Notes was issued and sold upon the funding of the borrower loan #91865, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-25-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1995	Debt/Income ratio:	24%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,541	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	velocity-igloo8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate outstanding credit card balances totaling approximately $15,000.

My financial situation:
I am a good candidate for this loan because I consistently pay debt obligations on time and the monthly payment for this obligation will be significantly less than my current obligations which further highlights my ability to afford this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787122
This series of Notes was issued and sold upon the funding of the borrower loan #91891, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.24%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$509.68

Lender servicing fee:	1.00%	Effective Yield*:	12.02%
		Estimated return*:	7.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1996	Debt/Income ratio:	32%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,109	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	visionary-money258	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787174
This series of Notes was issued and sold upon the funding of the borrower loan #91817, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1989	Debt/Income ratio:	28%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 22	Length of status:	15y 1m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,201	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	receptive-wampum2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off all outstanding debt on credit cards.

My financial situation:
I am a good candidate for this loan because...I have a consistent, well paying job. I have the ability to work extra hours at any time and I have no late or missed payments on my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787182
This series of Notes was issued and sold upon the funding of the borrower loan #91735, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	17.24%	Borrower rate/APR:	18.24% / 21.95%	Monthly payment:	$544.09

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	9.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1999	Debt/Income ratio:	32%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,741	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	Fiscal-Response	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... payoff credit card debt I accrued while trying to run my own business full-time a couple years ago. Business was slow and I could not make full payments anymore. Now I work FT for a Fortune 500 company and I am one of the best Reverse Mortgage Consultants in the nation, while still running a side business for extra income. My credit score is a 707, but with your help I will payoff all this revolving debt and pull it back up to an 800 so I can finally buy a house in the next couple years!

My financial situation:
I am a good candidate for this loan because... nobody is more motivated to payoff this debt than I am. My credit is excellent, but with your help it will get even better. My income is top-notch, and with my recent promotion I expect to make a lot more money this year than I did last year. Please allow me to elaborate for a minute:

I recently got my refund check for my 2012 income taxes. According to my W2's I made just a tad over $61,000 in the year 2012. I was a top producer at Metlife who unfortunately decided to exit all banking and lending in June of last year. Along with a few hundred others, I was forced to change companies. I followed my colleagues to a new company in which I was THE top producer in the entire company! Unfortunately it was a poorly run company and nobody was happy there. The phones were not ringing, no advertisements were being run, and morale was just awful. Around this time a competitor recruited me and offered me a big promotion to jump ship. Management baby! Not to mention better benefits, more lead volume, better support, etc. So in September I accepted a promotion with my current company and I could not be happier! I now manage a team of 5 seasoned, well-trained, hard-working loan officers. As a manager I have a base salary of $30,000 (plus overtime which I receive every week) but I get commission for my own production and overwrites for all their production as well.

I conservatively listed my income as $60,000 because that is what I made last year and that is an easy number for me to document and verify based on W2's and paystubs. The truth is, now that winter is over (slow season), and my team is starting to gain some traction, I fully expect to make at least $80k by the time 2013 is over. (I also do freelance work on the side and earn residuals every month from a sidebusiness which I am not including in these numbers.)

I pay my credit card bills early every month but the balance never seems to go down to zero... with this loan, I will be debt free in 3-5 years!

Monthly net income: $5000+ (I get base salary + OT + commission)
Monthly expenses: $
Housing: $475
Insurance: $150 (life and car combined)
Car expenses: $100 for gas and oil change every 3 months
Utilities: $40
Phone, cable, internet: $90
Food, entertainment: $150
Clothing, household expenses: $30
Credit cards and other loans: $700 (this loan will replace)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787620
This series of Notes was issued and sold upon the funding of the borrower loan #91685, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$289.54

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1998	Debt/Income ratio:	36%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,586	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	commitment-honker7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off all revolving credit.

My financial situation:
I am a good candidate for this loan because I consistently make payments, have stable income, and desire to quit using credit cards...i.e. pay balances off in one monthly payment with fixed interest.

Monthly net income: $2790
Monthly expenses: $2300
Housing: $800
Insurance: $82
Car expenses: $465
Utilities: $175
Phone, cable, internet: $200
Food, entertainment: $150
Clothing, household expenses: $75
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787690
This series of Notes was issued and sold upon the funding of the borrower loan #91392, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,001.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$314.71

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1989	Debt/Income ratio:	12%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	9 / 9	Length of status:	8y 0m
Amount delinquent:	$25,664	Total credit lines:	50	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,427	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	99	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	glowing-repayment6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Forr investment
Purpose of loan:
This loan will be used to...buy condo abroad

My financial situation:
I am a good candidate for this loan because...I have stable employment

Monthly net income: $7200
Monthly expenses: $ 700
Housing: 1772
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787810
This series of Notes was issued and sold upon the funding of the borrower loan #91678, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,300.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$217.66

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2009	Debt/Income ratio:	11%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	sensational-wampum163	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Franchise
Purpose of loan:
This loan will be used to purchase a franchise that is currently cashflowing with a good ROI.

My financial situation:
I am a good candidate for this loan because I have an excess of funds available after my monthly expenses. I make all my payments on time and have an excellent track record.

Monthly net income: $2800
Monthly expenses: $1333
Housing: $490
Insurance: $0
Car expenses: $65
Utilities: $175
Phone, cable, internet: $78
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $25
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787836
This series of Notes was issued and sold upon the funding of the borrower loan #91663, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$139.01

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1988	Debt/Income ratio:	17%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	3y 10m
Amount delinquent:	$108	Total credit lines:	20	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,220	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	archibald12	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2012)
Principal balance:	$9,100.77	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Business
My financial situation:
I am a good candidate for this loan because, while I am working to make my new business profitable during the week (Paragon Office Products), I will be back at my General Manager position at nights and on weekends to pay the bills. I believe I am 6 months to a year until my business will be profitable. I plan to use this extra money for multiple things mainly my business, but also some bills and personal items. Thank you for your consideration!

Monthly net income: $3000
Monthly expenses: $1900
Housing: $425
Insurance: $100
Car expenses: $0 (paid off)
Utilities: $80
Phone, cable, internet: $100
Mobile phone: $100
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787870
This series of Notes was issued and sold upon the funding of the borrower loan #91790, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$653.73

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1984	Debt/Income ratio:	17%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	15y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$10,355	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	capital-bigwig17	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff 1 unsecured bank loan plus 2 credit card accounts.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, have a great job with very good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788122
This series of Notes was issued and sold upon the funding of the borrower loan #91819, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$473.44

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	19%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,329	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	dough-student8	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...pay four bills off and put a new roof on my trailer that I own

My financial situation:
I am a good candidate for this loan because...I am responsible individuals who pays off her bills and tries to pay them off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788200
This series of Notes was issued and sold upon the funding of the borrower loan #91607, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$202.13

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1975	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (May-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	22y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,439	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	bonus-pie2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	820-839 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	840-859 (Oct-2012)
Principal balance:	$3,483.28	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Medical/Dental
Purpose of loan:
This loan will be used

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788420
This series of Notes was issued and sold upon the funding of the borrower loan #91383, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	6.79%	Borrower rate/APR:	7.79% / 8.63%	Monthly payment:	$100.88

Lender servicing fee:	1.00%	Effective Yield*:	6.66%
		Estimated return*:	5.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1982	Debt/Income ratio:	13%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	32y 0m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,431	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	the-deal-sceptre	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Green Loans
Purpose of loan:
This loan will be used to purchase an electric bicycle for commuting to work, for errands and recreation during good weather.

My financial situation:
I am a good candidate for this loan because I have excellent credit, I am responsible, and will repay this loan on time every month. I have worked for the same employer for the last 30 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788440
This series of Notes was issued and sold upon the funding of the borrower loan #91648, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2008	Debt/Income ratio:	32%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,720	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	tremolo288	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...
Pay Credit Card, wedding expenses

My financial situation:
I am a good candidate for this loan because...
I have ALWAYS paid my loans back and have on time, and typically finish paying before my term.

Monthly net income: $ 1700
Monthly expenses: $ 300
Housing: $ 400
Insurance: $ 0
Car expenses: $ 0
Utilities: $0
Phone, cable, internet: $ 0
Food, entertainment: $ 0
Clothing, household expenses: $ 100
Credit cards and other loans: $ 150
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788628
This series of Notes was issued and sold upon the funding of the borrower loan #91688, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$434.31

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1988	Debt/Income ratio:	13%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,873	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	terrific-principal823	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidation of all my credit cards

My financial situation:
I am a good candidate for this loan because..I am trying to lower my monthly payments

Monthly net income: $6800.00
Monthly expenses:
Housing: $1750.00
Insurance: $150.00
Car expenses: $230.00
Utilities: $
Phone, cable, internet: $125.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788698
This series of Notes was issued and sold upon the funding of the borrower loan #91709, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-25-2013
Term:	36 months			Listing End date:	May-25-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$397.18

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2001	Debt/Income ratio:	42%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,513	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	ceasar737	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2012)
Principal balance:	$3,236.05	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off exisiting Prosper loan, Citifinacial, Househould Bank, Lowes and Macy's

My financial situation:
I am a good candidate for this loan because I have no deliquencies on any current loans and finances are stable.

Monthly net income: $3297
Monthly expenses: $
Housing: $1296
Insurance: $152
Car expenses: $568
Utilities: $307
Phone, cable, internet: $156
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $538
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788968
This series of Notes was issued and sold upon the funding of the borrower loan #91619, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-27-2013

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 19.36%	Monthly payment:	$248.47

Lender servicing fee:	1.00%	Effective Yield*:	15.12%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	18y 0m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,617	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	credible-integrity5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate debt

My financial situation:
I am a good candidate for this loan because...My income is increasing across my two business, one of them significantly. Both of my businesses are debt free, having recently paid off the last loan on one of the businesses.

Monthly net income: $8,300
Monthly expenses: $7,000
Housing: $1850
Insurance: $747 inc health insurance
Car expenses: $520
Utilities: $50
Phone, cable, internet: $418
Food, entertainment: $300
Clothing, household expenses: $1200
Credit cards and other loans: $600
Other expenses: $1315
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789046
This series of Notes was issued and sold upon the funding of the borrower loan #91657, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-26-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$382.45

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2006	Debt/Income ratio:	22%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,058	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	dignified-fairness5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit debt.

My financial situation:
I am a good candidate for this loan because I have a good credit score and good payment history.

Monthly net income: $ 6000.00
Monthly expenses: $ 5000,00
Housing: $1600.00
Insurance: $ 170.00
Car expenses: $ 500.00
Utilities: $ 150.00
Phone, cable, internet: $ 300.00
Food, entertainment: $ 500.00
Clothing, household expenses: $900.00
Credit cards and other loans: $700.00
Other expenses: $180
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789052
This series of Notes was issued and sold upon the funding of the borrower loan #91669, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$141.40

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-2005	Debt/Income ratio:	49%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,045	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	chikaboricua81	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789060
This series of Notes was issued and sold upon the funding of the borrower loan #91885, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$389.50

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2007	Debt/Income ratio:	40%
Credit score:	680-699 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,954	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	independent-principal57	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
pay off credit cards, i want to have just one bill for all.
My financial situation:
I am a good candidate for this loan because...
I have a STABLE job with reliable income.

Monthly net income: $2000 depending on OT and how long Pay Period is
Monthly expenses: $1640
Housing: $ 0
Insurance: $ 230
Car expenses: $ 160 gas
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 200
Clothing, household expenses: $ 0
Credit cards and other loans: $600
Other expenses: $ 450 school

PLEASE note this year I will be working the whole year as a LVN, therefor my annual income this year will be higher than last year, I get paid $20/hr not including bonus and OT
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789152
This series of Notes was issued and sold upon the funding of the borrower loan #91637, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	May-27-2013
Term:	60 months			Listing End date:	May-27-2013

Lender yield:	28.16%	Borrower rate/APR:	29.16% / 31.85%	Monthly payment:	$127.36

Lender servicing fee:	1.00%	Effective Yield*:	25.66%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2000	Debt/Income ratio:	18%
Credit score:	600-619 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,326	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	dime-zeus1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,300.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2012)
Principal balance:	$1,907.27	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Motorcycle
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789184
This series of Notes was issued and sold upon the funding of the borrower loan #91762, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.49%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-26-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 23.46%	Monthly payment:	$243.43

Lender servicing fee:	1.00%	Effective Yield*:	18.64%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1996	Debt/Income ratio:	24%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,878	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	economy-bumblebee4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789224
This series of Notes was issued and sold upon the funding of the borrower loan #91951, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	May-27-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$299.20

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1994	Debt/Income ratio:	35%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 14	Length of status:	10y 8m
Amount delinquent:	$38,489	Total credit lines:	36	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,454	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	24	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	a-diligent-benjamins1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789268
This series of Notes was issued and sold upon the funding of the borrower loan #91675, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$101.07

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1991	Debt/Income ratio:	16%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$4,719	Stated income:	$100,000+
Delinquencies in last 7y:	24	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	dinero-apricot7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Jun-2012)
Principal balance:	$4,476.80	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
my payment history is good and I make enough to afford it
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789280
This series of Notes was issued and sold upon the funding of the borrower loan #91215, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$238.90

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,883	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	purposeful-transparency	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2012)
Principal balance:	$6,349.45	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate all remaining debt into one monthly payment.

My financial situation:
I am a good candidate for this loan because I have been working on a budget for two years now and have an excellent repayment history with Prosper.

Monthly net income: $2400.00
Monthly expenses: $300.00
Housing: $400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789350
This series of Notes was issued and sold upon the funding of the borrower loan #91326, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-27-2013
Term:	60 months			Listing End date:	May-27-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$358.35

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2001	Debt/Income ratio:	31%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,506	Stated income:	$100,000+
Delinquencies in last 7y:	11	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	five-star-principal023	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2012)
Principal balance:	$11,960.62	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Pay-off large credit cards, and assist with reducing my debt to income ratio.

My financial situation:
I am a good candidate for this loan because... I have strong income, zero slow pays and zero late pays. Credit Score is mainly due to revolving debt which has been reducing each month; many of my revolving accounts are near payoff. Low risk for investors based on strong payment history, consistent employement, and strong income.

Monthly net income: $9490
Monthly expenses: $
Housing: $2000
Insurance: $150
Car expenses: $2510
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789512
This series of Notes was issued and sold upon the funding of the borrower loan #91834, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	8.49%	Borrower rate/APR:	9.49% / 11.70%	Monthly payment:	$104.98

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1992	Debt/Income ratio:	18%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	20y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,550	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	Sandelynn	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 5	On-time:	92 ( 100% )	760-779 (Latest)
Principal borrowed:	$40,600.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2012) 760-779 (Apr-2012) 700-719 (Jan-2011) 740-759 (Jul-2009)
Principal balance:	$11,557.64	31+ days late:	0 ( 0% )
Total payments billed:	92
Description
Debt consolidation- Medical bills
...
The purpose of this loan request is to consolidate some recent medical debt which I am currently repaying on a credit card at a higher rate of interest.

I feel I am a good candidate for this loan as I have had an excellent repayment history for all my debts as well as having successfully repaid several Prosper loans previously. I am presently in good standing with a current Prosper loan.

My credit score has increased several points just in the last 6 months. I remain in steady employment, beginning 22 years with the same employer as a Social Worker in Long Term Care. I am highly regarded among my peers as trustworthy, loyal and hardworking.

Thank you so much in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789554
This series of Notes was issued and sold upon the funding of the borrower loan #91759, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,100.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	9.49%	Borrower rate/APR:	10.49% / 12.72%	Monthly payment:	$109.59

Lender servicing fee:	1.00%	Effective Yield*:	9.19%
		Estimated return*:	6.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1983	Debt/Income ratio:	27%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,939	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	triumphant-auction0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	800-819 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	820-839 (Apr-2012)
Principal balance:	$2,691.02	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to help consolidate a previous loan and credit card payment in order to save money for my 4 year old daughter.

My financial situation:
I am a good candidate for this loan because I can afford the payment and have remained in good standing on all other loans. This will allow me to save extra money monthly for my daughter's needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789962
This series of Notes was issued and sold upon the funding of the borrower loan #91380, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$166.76

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2005	Debt/Income ratio:	11%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	11y 10m
Amount delinquent:	$1,006	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$500	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	refined-gain5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to... Repair damage from Hurricane Sandy--minor repairs

My financial situation:
I am a good candidate for this loan because...I am a New York Times bestselling author of 10 novels, am paid twice annualy

Monthly net income: $7,916.00
Monthly expenses: $4738.00
Housing: $1950.00
Insurance: $219.00
Car expenses: $207.00
Utilities: $218.00
Phone, cable, internet: $178.50
Food, entertainment: $2050.00
Clothing, household expenses: $321.00
Credit cards and other loans: $-0-
Other expenses: $-0-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790046
This series of Notes was issued and sold upon the funding of the borrower loan #91900, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,250.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$250.69

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1998	Debt/Income ratio:	6%
Credit score:	620-639 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	25y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,911	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	39	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	LavaWave	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2009) 740-759 (Jul-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Payoff most of my existing credit card debt that I currently owe.

My financial situation:
I am a good candidate for this loan because... I am very familiar with the Prosper side of things when it comes to being a lender and borrower on this site. You can check my previous loan for a reference. The last few years have been somewhat tough for my family and I, but our financial situation has improved to where we were when we initiated our first Prosper loan.

Monthly net income: $4025
Monthly expenses: $3376
Housing: $1130
Insurance: $134
Car expenses: $477
Utilities: $175
Phone, cable, internet: $350
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $210
Other expenses: Groceries, Dues, etc. $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790058
This series of Notes was issued and sold upon the funding of the borrower loan #91825, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$238.90

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2000	Debt/Income ratio:	32%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	14y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,638	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	ultimate-penny0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 79% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	3 ( 21% )	740-759 (Mar-2012)
Principal balance:	$2,931.33	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000
Monthly expenses: $1300
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790216
This series of Notes was issued and sold upon the funding of the borrower loan #91720, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$318.49

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1999	Debt/Income ratio:	13%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	17y 0m
Amount delinquent:	$614	Total credit lines:	28	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	26	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	marineguy63	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2012)
Principal balance:	$8,403.36	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan: We intend to pay off all existing bills (mostly medical and orthodontic) with this loan.
This loan will be used to...

My financial situation:
I am a good candidate for this loan because I have an existing Prosper loan and have made every payment exactly on time.

Monthly net income: $7260
Monthly expenses: $
Housing: $1800
Insurance: $160
Car expenses: $0
Utilities: $275
Phone, cable, internet: $200
Food, entertainment: $450
Clothing, household expenses: $225
Credit cards and other loans: $306
Other expenses: $682 (medical)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790474
This series of Notes was issued and sold upon the funding of the borrower loan #91856, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.75%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$163.56

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1994	Debt/Income ratio:	22%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,587	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	beaker754	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790844
This series of Notes was issued and sold upon the funding of the borrower loan #91927, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	May-29-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	27.09%	Borrower rate/APR:	28.09% / 30.75%	Monthly payment:	$93.57

Lender servicing fee:	1.00%	Effective Yield*:	24.73%
		Estimated return*:	12.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1998	Debt/Income ratio:	18%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	10 / 7	Length of status:	24y 7m
Amount delinquent:	$19,014	Total credit lines:	63	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$852	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	61	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	DebtFree127	Borrower's state:	Colorado	Borrower's group:	MustardTree
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	57 ( 92% )	640-659 (Latest)
Principal borrowed:	$14,500.00	< 31 days late:	5 ( 8% )	680-699 (Aug-2008) 640-659 (Apr-2008) 660-679 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	62
Description
Home improvement
Purpose of loan:
Replace our back door leading to the patio. Door is warped and wood framing is rotted.

My financial situation:
I am a good candidate for this loan because I have had 2 previous Prosper loans and have paid them off successfully. Though my credit situation may not be stellar, I continue to pay my creditors and pay off my debt.

Monthly net income: $4657
Monthly expenses: $3020
Housing: $920
Insurance: $250
Car expenses: $200
Utilities: $180
Phone, cable, internet: $360
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $510
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791012
This series of Notes was issued and sold upon the funding of the borrower loan #91960, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$83.37

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1996	Debt/Income ratio:	37%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	23 / 22	Length of status:	20y 4m
Amount delinquent:	$88	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,331	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	green-punctual-commitment	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791238
This series of Notes was issued and sold upon the funding of the borrower loan #91850, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,400.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$282.57

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-2001	Debt/Income ratio:	20%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,507	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	inventive-listing166	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I have the necessary means to pay my monthly loan obligation.

Monthly net income: $2752
Monthly expenses: $991
Housing: $400.00 including utilities (live with family)
Insurance: $60.00
Car expenses: Gas $80.00
Utilities: $0
Phone, cable, internet: $89.00
Food, entertainment: $50.00
Clothing, household expenses: $20.00
Credit cards and other loans: $350.00
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791518
This series of Notes was issued and sold upon the funding of the borrower loan #91883, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.24%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$358.22

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1995	Debt/Income ratio:	Not calculated
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	15y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,242	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	compatible-community879	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791832
This series of Notes was issued and sold upon the funding of the borrower loan #91407, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1982	Debt/Income ratio:	65%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,013	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	entertaining-transparency068	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2012)
Principal balance:	$10,345.62	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
This loan will be used to..debt consolidation to pay off expenses..

My financial situation:
I am a good candidate for this loan because...I always pay on time.

Monthly net income: $ 1700.00
Monthly expenses: $ 1200.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 1200.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 792130
This series of Notes was issued and sold upon the funding of the borrower loan #91898, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	May-30-2013
Term:	36 months			Listing End date:	May-30-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$374.14

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2013)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,246	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	competitor223	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2012)
Principal balance:	$2,766.46	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Business
Purpose of loan:
This loan will be used to purchase additional office equipment such as computers, and office furniture.

My financial situation:
I am a good candidate for this loan because I've been in business for 10 years, have 10 employees and recurring monthly service contract payments to my company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 758405
This series of Notes was issued and sold upon the funding of the borrower loan #91197, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-22-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$473.44

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2000	Debt/Income ratio:	10%
Credit score:	720-739 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	8y 9m
Amount delinquent:	$50,610	Total credit lines:	40	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,317	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	american944	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off debt
My financial situation:
I am a good candidate for this loan because... I never pay late
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 764031
This series of Notes was issued and sold upon the funding of the borrower loan #91344, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$331.32

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1996	Debt/Income ratio:	13%
Credit score:	820-839 (Apr-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,790	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	platinum-sanctuary357	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 764921
This series of Notes was issued and sold upon the funding of the borrower loan #91733, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	May-07-2013
Term:	36 months			Listing End date:	May-07-2013

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$166.73

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-2009	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,202	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	kind-ultimate-principal	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 767311
This series of Notes was issued and sold upon the funding of the borrower loan #91266, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,678.64	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	yes	Estimated loss*:	3.74%	Listing Start date:	May-04-2013
Term:	36 months			Listing End date:	May-20-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$501.73

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1998	Debt/Income ratio:	34%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	5y 7m
Amount delinquent:	$47	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$16,694	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	profitable-hope8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I am current on all my loans and want to consolidate at a lower interest to pay them off sooner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 768035
This series of Notes was issued and sold upon the funding of the borrower loan #91272, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-20-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	33%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	15y 4m
Amount delinquent:	$120	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,910	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	note-crescent8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Help pay off a loan and credit card with a $850 monthly minimum from work that was done on my house
This loan will be used to... Reduce my monthly payment to help pay off my debt quicker.

My financial situation: I have debt but am keeping up with the payments and just need help trying to pay them off sooner
I am a good candidate for this loan because... I have a good job plus side work that I do that help me with paying off my current debt and if I get this loan its just going to help me put more money toward paying it off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 771353
This series of Notes was issued and sold upon the funding of the borrower loan #91742, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	May-08-2013
Term:	60 months			Listing End date:	May-14-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$290.43

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1994	Debt/Income ratio:	5%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	2y 7m
Amount delinquent:	$800	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,254	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	red-dime-phoenix	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidate my two credit cards
This loan will be used to...consolidate my two credit cards

My financial situation: Bank of America
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 771433
This series of Notes was issued and sold upon the funding of the borrower loan #91963, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	May-07-2013
Term:	60 months			Listing End date:	May-14-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$605.17

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1998	Debt/Income ratio:	16%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 18	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,544	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	studious-market460	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate lines of credit into one payment.

My financial situation:
I am a good candidate for this loan because I'm happily employed and have been with the same company for 10 years. I have a great credit score. I am just looking to make bill paying easier with one single payment.

Monthly net income: $12,000+
Housing: $1500
Insurance: $300
Car expenses: $300 - including gas and maintenance
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $400
Clothing, household expenses: $300
Credit cards and other loans: $1200
Other expenses: $1200 for 401K, $700 for investments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 772791
This series of Notes was issued and sold upon the funding of the borrower loan #91786, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	May-08-2013
Term:	36 months			Listing End date:	May-17-2013

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$342.46

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1970	Debt/Income ratio:	17%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,652	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	vigilance-leader1	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Consolidate high interest loans
My financial situation: stable ,retirement income
I am a good candidate for this loan because...
Have gotten my credit rating back up to a good level

Monthly net income: $4529.26
Monthly expenses: $3180.48 (Total of below)
Housing: $897.11
Insurance: $176.37
Car expenses: $300
Utilities: $250
Phone, cable, internet: $267
Food, entertainment: $450
Clothing, household expenses: $100
Credit cards and other loans: $640
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 773281
This series of Notes was issued and sold upon the funding of the borrower loan #91281, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-09-2013
Term:	36 months			Listing End date:	May-15-2013

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$516.97

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2000	Debt/Income ratio:	37%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	24y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,157	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	fabulous-moola746	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: Pay off credit cards
This loan will be used to...
Make home improvements/pay of credit cards
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3200.00
Monthly expenses: $2000.00
Housing: $1954.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 774925
This series of Notes was issued and sold upon the funding of the borrower loan #91673, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.99%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	20.79%	Borrower rate/APR:	21.79% / 24.28%	Monthly payment:	$206.25

Lender servicing fee:	1.00%	Effective Yield*:	19.32%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1989	Debt/Income ratio:	34%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,238	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	fairness-halibut	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a high interest credit line.

My financial situation:
I am a good candidate for this loan because I'm working hard to be more financially responsible and have a plan to be free of debt within 10 to 15 years.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 775109
This series of Notes was issued and sold upon the funding of the borrower loan #91723, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$14,804.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	yes	Estimated loss*:	1.74%	Listing Start date:	May-11-2013
Term:	36 months			Listing End date:	May-25-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$626.64

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1991	Debt/Income ratio:	22%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,478	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	wampum-daisy7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because...strong annual income of $120,000, with a company I've worked for for 9 1/2 years.

Credit Score over 700.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 775697
This series of Notes was issued and sold upon the funding of the borrower loan #91730, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$14,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	May-13-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$304.32

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1997	Debt/Income ratio:	21%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,274	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	deal-britches29	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am a gainfully employed Speech and Language Pathologist who is committed to paying off this loan and being debt free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 776271
This series of Notes was issued and sold upon the funding of the borrower loan #91942, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	May-16-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$469.98

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2001	Debt/Income ratio:	31%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 23	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,002	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	five-star-euro443	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because...i pay my bills on time and can afford my bills but just want to consolidate to one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 776887
This series of Notes was issued and sold upon the funding of the borrower loan #91188, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	May-12-2013
Term:	60 months			Listing End date:	May-15-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$254.17

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1987	Debt/Income ratio:	14%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	20y 11m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,664	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	bonus-driver161	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off 3 separate credit cards.

My financial situation:
I am a good candidate for this loan because I can make all of my payments and have good credit history - I simply want to pay down everything faster

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 777345
This series of Notes was issued and sold upon the funding of the borrower loan #91705, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-13-2013
Term:	60 months			Listing End date:	May-20-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1993	Debt/Income ratio:	23%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,043	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	unrelenting-agreement0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I work hard, pay my bills on time, and have a good reputation for doing what is moral and right.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 778889
This series of Notes was issued and sold upon the funding of the borrower loan #91299, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.99%	Listing Start date:	May-16-2013
Term:	60 months			Listing End date:	May-16-2013

Lender yield:	20.79%	Borrower rate/APR:	21.79% / 24.28%	Monthly payment:	$220.00

Lender servicing fee:	1.00%	Effective Yield*:	19.32%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1991	Debt/Income ratio:	17%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,835	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	sitar831	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 779583
This series of Notes was issued and sold upon the funding of the borrower loan #91798, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$622.95

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-2000	Debt/Income ratio:	12%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,626	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	neighborly-platinum447	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business /
Purpose of loan:
This loan will be used as a financial cushion and as a mean to start small side business projects and also expand and strengthen professional network to increase the probability of reaching a higher monthly cash inflow level faster than if I rely solely on salary at current position or future positions to increase the probability of reaching a higher monthly cash inflow in the near future.
I realize that relying on severe salary increase over time as an employee will most likely not provide me with the level of cash inflow I would like to generate in the future. Therefore, i am thinking of many small entrepreneurial activities to complement expected cash inflow as a an employee instead of relying fully on an employee salary check every month to achieve my financial goals.

My financial situation:
I am a good a candidate for this loan because I have a high level of education (e.g. Ph.D. from University of Michigan in Operations Management / Engineering), I work at a respectable institution (Barclays Bank), have a great credit score (753 with Experian), have not defaulted on any loan, do not have high monthly obligations (single, never been married, do not need a car in New York City), and am a responsible person (e.g. I am the person who design credit strategy for Barclays Bank for its personal credit business in many European countries, therefore I am aware of the risk of borrowing and also the benefit of having cash on hand when the borrower is a credit-worthy person and has a good plan to generate expected returns much higher than cost of financing the investment).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 779791
This series of Notes was issued and sold upon the funding of the borrower loan #91598, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$469.98

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1998	Debt/Income ratio:	14%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,883	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	the-greenback-griffin	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation / Project
Thank you for taking the time to read my listing. I'll be using this loan to consolidate debt and for a home project. I got married about a year ago and have some traveling debt on credit cards with a relatively high rate/APR. I am also using a portion to pay down a line of credit that has a higher rate/APR.

My financial situation is strong. I am the Studio Coordinator and CFO for a design and development agency in Austin, TX. Business is great, and my position here is solid. My brother in law and I run the business (although he is the sole owner) and we run a disciplined and conservative business. My credit is great, and I take paying my debts on time as a matter of personal integrity. My plan is to pay this debt in little under 2 years. Thanks again for your consideration! :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 780083
This series of Notes was issued and sold upon the funding of the borrower loan #91416, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.24%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$233.67

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1998	Debt/Income ratio:	23%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,788	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	power-judo4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...debt consolidation

My financial situation:
I am a good candidate for this loan because...I try to pay my bills on time, but would like to reduce the number of bills that I have outstanding. I work two part-time jobs in addition to teaching school.

Monthly net income: $ 3000
Monthly expenses: $
Housing: $1253
Insurance: $68
Car expenses: $257
Utilities: 170
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $250 student loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 780163
This series of Notes was issued and sold upon the funding of the borrower loan #91341, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	May-25-2013
Term:	36 months			Listing End date:	May-27-2013

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$324.20

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1994	Debt/Income ratio:	15%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	8 / 8	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,165	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	ideal-credit82	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel
Purpose of loan: Finishing remodel of 1400 sg ft of residence
This loan will be used to...finish flooring (hardwood and carpet) and final finish carpentry work (Base boards, window wraps, closet package)

My financial situation:
I am a good candidate for this loan because.. No financial problems in 5 years, secure job, just trying to complete the house repair

Monthly net income: $6200.00
Monthly expenses: $
Housing: $ 1650.00
Insurance: $ included in housing cost.
Car expenses: $ 500.00
Utilities: $ 300.00
Phone, cable, internet: $ 200.00
Food, entertainment: $ 600.00
Clothing, household expenses: $ 600.00
Credit cards and other loans: $ 150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 780527
This series of Notes was issued and sold upon the funding of the borrower loan #91813, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	May-17-2013
Term:	36 months			Listing End date:	May-21-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$196.12

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1999	Debt/Income ratio:	10%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 13	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,799	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	well-rounded-social4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to complete a project

My financial situation:
I am a good candidate for this loan because I pay my debts faithfully
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 781115
This series of Notes was issued and sold upon the funding of the borrower loan #91374, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-20-2013
Term:	60 months			Listing End date:	May-20-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$289.54

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-2000	Debt/Income ratio:	29%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,040	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	trustworthy-bid049	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	660-679 (Latest)
Principal borrowed:	$24,500.00	< 31 days late:	0 ( 0% )	760-779 (Jun-2012) 720-739 (Sep-2011)
Principal balance:	$13,344.02	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 781149
This series of Notes was issued and sold upon the funding of the borrower loan #91679, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	May-16-2013
Term:	36 months			Listing End date:	May-20-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$375.98

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1990	Debt/Income ratio:	20%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,456	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	witty-note244	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 781451
This series of Notes was issued and sold upon the funding of the borrower loan #91269, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	May-18-2013
Term:	60 months			Listing End date:	May-22-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$293.21

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1996	Debt/Income ratio:	34%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,871	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	deal-winner428	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...to pay off most of my credit cards and make one payment instead of making several payments every month.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 781821
This series of Notes was issued and sold upon the funding of the borrower loan #91302, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-17-2013
Term:	36 months			Listing End date:	May-17-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$192.82

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1990	Debt/Income ratio:	4%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	6 / 6	Length of status:	4y 2m
Amount delinquent:	$33,929	Total credit lines:	33	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,333	Stated income:	$100,000+
Delinquencies in last 7y:	27	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	peaceful-note871	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $9000.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782123
This series of Notes was issued and sold upon the funding of the borrower loan #91646, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-22-2013

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$157.33

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2003	Debt/Income ratio:	47%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,541	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	brightest-keen-note	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
I will use this loan as my emergency/pocket money on my sister's wedding 3 weeks from now.

My financial situation:
I am a good candidate for this loan because I have one full-time job on weekdays and one part-time on weekends. I pay my bills ahead of and on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782229
This series of Notes was issued and sold upon the funding of the borrower loan #91843, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	8.24%	Borrower rate/APR:	9.24% / 12.02%	Monthly payment:	$382.94

Lender servicing fee:	1.00%	Effective Yield*:	8.02%
		Estimated return*:	5.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1996	Debt/Income ratio:	35%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,098	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	blue-diversification-mechanic	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt on high interest credit cards

My financial situation:
I am a good candidate for this loan because I pay my bills on time and wish to be debt free in 5 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 782585
This series of Notes was issued and sold upon the funding of the borrower loan #91642, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	May-21-2013
Term:	60 months			Listing End date:	May-21-2013

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 19.36%	Monthly payment:	$248.47

Lender servicing fee:	1.00%	Effective Yield*:	15.12%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1987	Debt/Income ratio:	48%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,969	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	market-watcher1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation/home imprvmt
Purpose of loan:
This loan will be used to consolidate or pay off high interest debt as well as to make some essential home repairs and improvements.

My financial situation:
I am a good candidate for this loan because I have a high credit score, have never defaulted on a loan or declared bankruptcy, have a long credit history (over 20 years) and always pay my bills on time. I am a very good risk.

Monthly net income: $ 5000
Monthly expenses: $ 4000
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783155
This series of Notes was issued and sold upon the funding of the borrower loan #91630, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.49%	Listing Start date:	May-20-2013
Term:	36 months			Listing End date:	May-20-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$565.05

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1995	Debt/Income ratio:	47%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,663	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	greenback-rider1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783891
This series of Notes was issued and sold upon the funding of the borrower loan #91697, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	May-20-2013
Term:	36 months			Listing End date:	May-21-2013

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$428.87

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	20%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,289	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	youthful-payment32	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783899
This series of Notes was issued and sold upon the funding of the borrower loan #91957, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	20.59%	Borrower rate/APR:	21.59% / 25.37%	Monthly payment:	$227.87

Lender servicing fee:	1.00%	Effective Yield*:	19.03%
		Estimated return*:	10.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1993	Debt/Income ratio:	23%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	9y 7m
Amount delinquent:	$151	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,877	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	newest-profitable-transaction	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$11,500.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2012)
Principal balance:	$10,176.54	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Medical/Dental
Purpose of loan:
This loan will be used to...
Pay unexpected medical bills.
My financial situation:
I am a good candidate for this loan because...
I will pay on time every month. I want to be debt free within the next 4 years

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 783957
This series of Notes was issued and sold upon the funding of the borrower loan #91633, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$158.87

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2003	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	32 / 31	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,646	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	saver288365	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2012)
Principal balance:	$3,319.20	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan: pay off credit cards
This loan will be used to...

My financial situation: blvdfcu
I am a good candidate for this loan because... I make sure everything is paid on time and more then min payment

Monthly net income: $5000
Monthly expenses: $200
Housing: $642
Insurance: $82.00
Car expenses: $0
Utilities: $125
Phone, cable, internet: $50
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784285
This series of Notes was issued and sold upon the funding of the borrower loan #91206, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.99%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-23-2013

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$399.41

Lender servicing fee:	1.00%	Effective Yield*:	18.00%
		Estimated return*:	11.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1999	Debt/Income ratio:	29%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,651	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	newest-p2ploan-splendor	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate and payoff exiting credit card balances.

My financial situation:
I am a good candidate for this loan because...I am timely on payments and would find a single monthly payment better than numerous payments at different times.

Monthly net income: $5000
Monthly expenses: $
Housing: $525
Insurance: $150
Car expenses: $410
Utilities: $200
Phone, cable, internet: $225
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $430
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784401
This series of Notes was issued and sold upon the funding of the borrower loan #91777, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	May-20-2013
Term:	36 months			Listing End date:	May-20-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$220.60

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1981	Debt/Income ratio:	21%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,073	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	a-ingenious-durability	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784539
This series of Notes was issued and sold upon the funding of the borrower loan #91918, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$684.91

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1996	Debt/Income ratio:	17%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,765	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	orange-vigilance-attraction	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784655
This series of Notes was issued and sold upon the funding of the borrower loan #91347, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-26-2013

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$254.70

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1994	Debt/Income ratio:	11%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	16y 1m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,052	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	speedy-agreement121	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff credit cards with a little extra

My financial situation:
I am a good candidate for this loan because... I will pay off the loan

Monthly net income: $5400
Monthly expenses: $4000Housing: $
Insurance: $100
Car expenses: $480
Utilities: $180
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $500
Credit cards and other loans: $6600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784755
This series of Notes was issued and sold upon the funding of the borrower loan #91604, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	May-21-2013
Term:	60 months			Listing End date:	May-22-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$283.84

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1999	Debt/Income ratio:	18%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	30y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,090	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	sincere-principal941	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: This loan will be used to...Pay off credit cards that were used to pay offcatastrophic medical bills in 2012 for my wife.My financial situation: I am a good candidate for this loan because...Good income, long employment and$150,000. in equity in our home. It is a manufactured home on 5.7 acres and isdifficult to get equity loan because it is a manufactured homeMonthly net income: $5000.00Monthly expenses: $Housing: $1,560.00Insurance: $100.00Car expenses: $350.00Utilities: $120.00Phone, cable, internet: $70.00Food, entertainment: $200.00Clothing, household expenses: $100.00Credit cards and other loans: $250.00Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 784981
This series of Notes was issued and sold upon the funding of the borrower loan #91287, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$88.16

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2003	Debt/Income ratio:	23%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,154	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	the-bonus-control	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...help get me caught up on bills and ahead on some bills.

My financial situation:
I am a good candidate for this loan because...I work full-time, own a home and I am responsible.

Monthly net income: $2196.64
Housing: $263.82
Insurance: $50
Car expenses: $300 (gas/car payment)
Utilities: $165
Phone, internet: $75
Food, entertainment: $150
Clothing, household expenses: $25
Credit cards and other loans: $270
Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785065
This series of Notes was issued and sold upon the funding of the borrower loan #91362, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	May-21-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$783.29

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1994	Debt/Income ratio:	13%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 7	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,689	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	pudding269	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off higher credit card debt

My financial situation:
I am a good candidate for this loan because...I can make the monthly payments. You will help me get out of a hole I'm in as a result of my sons college expenses and recent medical costs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785159
This series of Notes was issued and sold upon the funding of the borrower loan #91386, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$336.89

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2001	Debt/Income ratio:	40%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,159	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	famous-benjamins1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 90% )	660-679 (Latest)
Principal borrowed:	$22,500.00	< 31 days late:	2 ( 10% )	680-699 (Jun-2012) 660-679 (Jul-2011)
Principal balance:	$11,393.19	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Debt consolidation
Purpose of loan: This loan will be used to...pay off car & credit cards
My financial situation:
I am a good candidate for this loan because...I am honest reliable dependable

Monthly net income: $42,612.00
Monthly expenses: $
Housing: $ 664.73
Insurance: $ 153.00
Car expenses: $ 261.89
Utilities: $ 50.00
Phone, cable, internet: $ 162.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 000.00
Credit cards and other loans: $ 14,818.00
Other expenses: $ 000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785377
This series of Notes was issued and sold upon the funding of the borrower loan #91413, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$389.12

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1986	Debt/Income ratio:	20%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 8m
Amount delinquent:	$2,775	Total credit lines:	30	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$898	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	70	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	thoughtful-fairness143	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to purchase a 1974 mobile home.

My financial situation:
I am a good candidate for this loan because I have learned from a previous credit issue from a business that took all my savings. I now have been with the same company for over 5 years and am stable there.I have taken the last 5 years and paid off old debts by living in a 1968 mobile home and now want to move into a new bigger mobile home. My 1968 mobile home will be rented out and I will get $350 a month to help pay of my loan. My desire is to pay it off early. Thanks for considering my loan request. Patti
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785589
This series of Notes was issued and sold upon the funding of the borrower loan #91610, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$331.32

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1992	Debt/Income ratio:	29%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,655	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	payment-duckling2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a solid candidate for this loan because I work in the medical industry, which has been a very stable industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785773
This series of Notes was issued and sold upon the funding of the borrower loan #91693, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$467.21

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1987	Debt/Income ratio:	25%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	27 / 26	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$71,143	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	galleon427	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Jan-2012) 720-739 (Aug-2010)
Principal balance:	$9,518.86	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Business
Continue expand tutoring service and web offerings

My financial situation:
I am a good candidate for this loan because...the net operating income and current cash flow from the business is more than enough to make monthly payments without incremental/expanded business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 785795
This series of Notes was issued and sold upon the funding of the borrower loan #91649, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$428.87

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1981	Debt/Income ratio:	12%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	34y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,400	Stated income:	$100,000+
Delinquencies in last 7y:	49	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	gain-secret-agent2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2012)
Principal balance:	$10,161.89	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Home improvement
Purpose of loan:
This loan will be used to complete the remainder of my home improvements.

My financial situation:
I am a good candidate for this loan because I have a sound employment record (34+ years) and I have a good credit score. Auto-withdraw payments will be no problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786019
This series of Notes was issued and sold upon the funding of the borrower loan #91670, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$18,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	May-22-2013
Term:	60 months			Listing End date:	May-22-2013

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$498.06

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2002	Debt/Income ratio:	22%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	7y 5m
Amount delinquent:	$408	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,487	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	well-rounded-rupee0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodeling home and roof and siding
Purpose of loan: home improvements roof siding
This loan will be used to...make repairs on roof and siding on graure to sell this home

My financial situation: good
I am a good candidate for this loan because...im looking to sell this home

Monthly net income: $4800
Monthly expenses: 150
Housing: $800.
Insurance: $200
Car expenses: $650
Utilities: $0
Phone, cable, internet: $60
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786221
This series of Notes was issued and sold upon the funding of the borrower loan #91639, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,300.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	0.74%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	5.04%	Borrower rate/APR:	6.04% / 6.72%	Monthly payment:	$222.21

Lender servicing fee:	1.00%	Effective Yield*:	4.99%
		Estimated return*:	4.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1993	Debt/Income ratio:	8%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,187	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	simba75	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me invest in my company
Purpose of loan:
I am a Senior Software Developer at a respected San Francisco-based tech company. We are doing really well and I have the opportunity to invest financially in the growth of the company. Unfortunately I'm in the process of focusing on paying off student loans, and I don't have the liquid assets to invest at the moment. I'm requesting this loan because to me it's a no-brainer that it will be multiplied, and I'd love to share that benefit with the Prosper community rather than all of us miss out.

My financial situation:
I have a solid, well-paying job but live frugally. I'm stable and have always made all rent, credit card, and student loan payments on time. I'm requesting a loan because most of my paycheck is going towards paying off student debt but I don't want to miss an opportunity to invest in my company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786283
This series of Notes was issued and sold upon the funding of the borrower loan #91332, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	May-22-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	17.24%	Borrower rate/APR:	18.24% / 21.95%	Monthly payment:	$362.73

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	9.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1988	Debt/Income ratio:	45%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,013	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	listing-magnifico6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786389
This series of Notes was issued and sold upon the funding of the borrower loan #91368, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.24%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	15.49%	Borrower rate/APR:	16.49% / 18.85%	Monthly payment:	$368.69

Lender servicing fee:	1.00%	Effective Yield*:	14.67%
		Estimated return*:	9.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1999	Debt/Income ratio:	34%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,754	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	calm-finance825	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786419
This series of Notes was issued and sold upon the funding of the borrower loan #91888, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-27-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	18	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,267
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	wealth-wizard8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other-Between Jobs
Purpose of loan:
This loan will be used to cover expenses until I start my new job

My financial situation:
I am a good candidate for this loan because I have already accepted a job offer and am waiting to begin.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786601
This series of Notes was issued and sold upon the funding of the borrower loan #91768, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	20.59%	Borrower rate/APR:	21.59% / 25.37%	Monthly payment:	$569.68

Lender servicing fee:	1.00%	Effective Yield*:	19.03%
		Estimated return*:	10.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-2000	Debt/Income ratio:	31%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,165	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	blue-precious-kindness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$23,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2012) 700-719 (Dec-2011)
Principal balance:	$4,954.55	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off several loans, credit cards and medical bill. A debt consolidation that will reduce my monthly expenses and have one easy payment.

My financial situation:
I am a good candidate for this loan because...I have paid off other loans in last few years in full. I have paid on time all my bills for many years now. I have been a Prosper customer for 17 months now and have paid off one loan and will pay off outstanding loan with funds from the requested loan I am applying for.

Monthly net income: $ 5,100
Monthly expenses: $ 22 (gym membership)
Housing: $ 400
Insurance: $ 105
Car expenses: $ 200
Utilities: $ 0 (included in rent)
Phone, cable, internet: $ 75 (phone...cable & internet are included in rent)
Food, entertainment: $ 500
Clothing, household expenses: $ 100
Credit cards and other loans: $ 1,500 (This will be reduced when I consolidate debt from funds of requested loan)
Other expenses: $ 100 (timeshare maintenance fee, car registration, etc.))
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786653
This series of Notes was issued and sold upon the funding of the borrower loan #91200, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$469.98

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1991	Debt/Income ratio:	18%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 11	Length of status:	1y 11m
Amount delinquent:	$32,645	Total credit lines:	31	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,015	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	justice-stockpiler9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Pay off credit cards

My financial situation:
I am a good candidate for this loan because... I can afford it, pay on time and will pay off
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786793
This series of Notes was issued and sold upon the funding of the borrower loan #91783, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-23-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$298.06

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1995	Debt/Income ratio:	15%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	7 / 7	Length of status:	19y 2m
Amount delinquent:	$7,311	Total credit lines:	63	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	bold-silver-rascal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: New Roof
This loan will be used to replace the existing roof on my home and garage

My financial situation:
I am a good candidate for this loan because I currently cannont get a loan from another source because they look at my credit history. I filed a Chapter 13 almost 5 years ago, and have completed it. However, the degoratory items still show up on my credit report. Additionally, I have not been able to rebuild my credit adequately to get a loan of this amount. I currently have the income to handle this type of loan ($108,000 per year). Ideally my goal is to have the loan paid off in less time, but considering I'm a financial analyst, I tend to be on the conservative side in my daily business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 786905
This series of Notes was issued and sold upon the funding of the borrower loan #91672, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$254.97

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,929	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	rupee-planet8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some debt and home improvement.

My financial situation:
I am a good candidate for this loan because I always pay my loans on time as you can see from my credit report

Monthly net income: $4950
Monthly expenses: $
Housing: $1564
Insurance: $136
Car expenses: $590
Utilities: $150
Phone, cable, internet: $42
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $1034
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787113
This series of Notes was issued and sold upon the funding of the borrower loan #91915, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1990	Debt/Income ratio:	60%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	3y 8m
Amount delinquent:	$461	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,392	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	dollar-banker4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2012)
Principal balance:	$14,155.12	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation/life event
Purpose of loan:
This loan will be used to...Pay off a high interest loan

My financial situation:
I am a good candidate for this loan because...I have a steady income and good credit history.

Monthly net income: $3300.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787425
This series of Notes was issued and sold upon the funding of the borrower loan #91754, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$148.23

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1989	Debt/Income ratio:	13%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	35	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	gold-summoner6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Assistance
Purpose of loan:
This loan will be used to assist me with moving expenses, car repairs, and furniture needs at the new home.

My financial situation:
I am a good candidate for this loan because I work hard and pay my bills. I fell on some hard times a few years back and am finally recovering. I make excellent money and need to move closer to work.

Monthly net income: $ 4800
Monthly expenses: $ 400.00
Housing: $ 530.00
Insurance: $ 98.00
Car expenses: $ 50.00
Utilities: $ 0
Phone, cable, internet: $ 225.00
Food, entertainment: $ 400.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 500.00
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787457
This series of Notes was issued and sold upon the funding of the borrower loan #91595, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$200.67

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1987	Debt/Income ratio:	27%
Credit score:	820-839 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,580	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	newest-upright-dough	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	820-839 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	0 ( 0% )	820-839 (Feb-2012)
Principal balance:	$12,918.08	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787513
This series of Notes was issued and sold upon the funding of the borrower loan #91753, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	May-23-2013
Term:	36 months			Listing End date:	May-23-2013

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1999	Debt/Income ratio:	49%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	15 / 14	Length of status:	1y 11m
Amount delinquent:	$35,096	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,663	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	motivator196	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787525
This series of Notes was issued and sold upon the funding of the borrower loan #91616, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-25-2013
Term:	36 months			Listing End date:	May-25-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$134.97

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1981	Debt/Income ratio:	4%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 3	Length of status:	19y 2m
Amount delinquent:	$33,135	Total credit lines:	31	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,103	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	compatible-social7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Civil Engineer seeks Motorcycle
Purpose of loan:
This loan will be used to beat the high cost of commuting to my office by purchasing a used, low mileage and high (50 mpg) motorcycle.

My financial situation:
I am a good candidate for this loan because I have steady employment, my car (2007 Cadillac CTS) is paid off, and our total household income is approximately 189,000.

Monthly net income: $15000
Monthly expenses: $2800
Housing: $1700
Insurance: $260
Car expenses: $500
Utilities: $270
Phone, cable, internet: $189
Food, entertainment: $800
Clothing, household expenses: $125
Credit cards and other loans: $2000
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787625
This series of Notes was issued and sold upon the funding of the borrower loan #91699, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$309.52

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1996	Debt/Income ratio:	25%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,808	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	loot-collider7	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Debt consolidation and home improvments

My financial situation:
I am a good candidate for this loan because...I have a great work history and great bill payment history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787793
This series of Notes was issued and sold upon the funding of the borrower loan #91410, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-25-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$364.42

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1986	Debt/Income ratio:	15%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	24y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,393	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	social-enthusiast943	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because...I want One payment low enough to handle so I can improve my credit. I have a secure job which I have had for 23 years

Monthly net income: $2355
Monthly expenses: $
Housing: $617
Insurance: $59
Car expenses: $ gas $80.00
Utilities: $200
Phone, cable, internet: $125
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787849
This series of Notes was issued and sold upon the funding of the borrower loan #91628, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$660.12

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2002	Debt/Income ratio:	23%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,114	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	funds-meadow	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate all of my high interest credit cards into one loan, at a lower rate.

My financial situation:
I am a good candidate for this loan because although I do have high utilization on my credit cards, I have NEVER been late on a single payment. Across the course of my entire credit history, I have had 1043 payments to make, and 1043 have been on time! I am able to continue making all of my payments, but as stated above, if I can bundle into one loan for a lower rate, it just makes good financial sense. I have solid fulltime employment as a Registered Nurse Healthcare Information Technology Consultant.

Monthly net income: $8000.00
Monthly expenses: $7516.40
Housing: $1985.49
Insurance: (part of home loan escrow)
Car expenses: $700.00(gas), $150.00(insurance)
Utilities: $360.00
Phone, cable, internet: $210.00
Food, entertainment: $1000.00
Clothing, household expenses: $300.00(includes lawncare, pest control and incidentals)
Credit cards and other loans: $712.60(auto loan), $1119.00(credit cards), $379.31(student loans)
Other expenses: $600.00(child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787883
This series of Notes was issued and sold upon the funding of the borrower loan #91901, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$35,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	May-25-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$1,237.25

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1995	Debt/Income ratio:	14%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	12y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,891	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	dedicated-dough3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 787963
This series of Notes was issued and sold upon the funding of the borrower loan #91846, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$173.60

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1987	Debt/Income ratio:	30%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 23	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,415	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	detgiggy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off high apr credit card (Lowes) following finishing remodeling of our home.

My financial situation:
I am a good candidate for this loan because I have a long history of making all payments on time every month. Previously have borrowed via Prosper.com with no late payments. IT Manager and Paramedic for a private ambulance Service. Employment stable as there is never a shortage of persons dialing 911.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788125
This series of Notes was issued and sold upon the funding of the borrower loan #91757, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$363.10

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1989	Debt/Income ratio:	27%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	26y 4m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,965	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	ruler818	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Replace roof, replace 3 windows, consolidate debt

My financial situation:
I am a good candidate for this loan because...I have the means to repay the debt. I have an option to request a loan from my 401(k) but would rather not touch my retirement savings and use other options.

Monthly net income: $5,836.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788185
This series of Notes was issued and sold upon the funding of the borrower loan #91227, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1989	Debt/Income ratio:	23%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	11 / 11	Length of status:	17y 11m
Amount delinquent:	$5,381	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,534	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	commanding-ore5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...
fix my ac and pay off other bills
My financial situation:
I am a good candidate for this loan because...
I pay my payments on time

Monthly net income: $2674
Monthly expenses: $2000
Housing: $980
Insurance: $50
Car expenses: $50
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788269
This series of Notes was issued and sold upon the funding of the borrower loan #91655, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$235.20

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2003	Debt/Income ratio:	17%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	0y 6m
Amount delinquent:	$68	Total credit lines:	29	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,720	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	shiny-integrity264	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay off my bank of america credit cards

My financial situation:
I am a good candidate for this loan because... I am very good with money, I mean It is my profession. I would rather consilidate my cards to one location, I am also planning to close my bank of america account because they closed the two bank of america locations in my town.

Monthly net income: $3857.45
Monthly expenses: $
Housing: $ 0.00
Insurance: $108.50, ( I actually pay it every 6 months for 651.00) and just paid it last week
Car expenses: $378.00 (I have a vehicle payment in my name, but I actually got it for my parents, so I don't actually make the payment, but I am liable for it so I put it on here.) I actually paid cash for my car that I have.
Utilities: $141.00
Phone, cable, internet: $232.00
Food, entertainment: $300.00
Clothing, household expenses: $
Credit cards and other loans: $125.00, I usually pay a significant amount more though
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788281
This series of Notes was issued and sold upon the funding of the borrower loan #91732, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-25-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$178.72

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1988	Debt/Income ratio:	10%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	21y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,438	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	green-knowledgeable-truth	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2012)
Principal balance:	$3,877.72	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off & close two credit cards and pay off existing prosper loan

My financial situation:
I am a good candidate for this loan because...
I have a good credit score and I have borrowed from Prosper before and I am in good standing (9 out of 10) with them. I have been employed with the same company for 22 years and have sound income and credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788499
This series of Notes was issued and sold upon the funding of the borrower loan #91389, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.24%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 21.16%	Monthly payment:	$257.98

Lender servicing fee:	1.00%	Effective Yield*:	16.68%
		Estimated return*:	10.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (May-2013)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$88,948	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	pious-repayment971	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	760-779 (Apr-2013)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate other smaller credit lines to reduce the number of lines of credit in preparation for Mortgage refinance.

My financial situation:
I am a good candidate for this loan because I have been working successfully in my field for over 25 years and have "always" paid my debts.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788511
This series of Notes was issued and sold upon the funding of the borrower loan #91787, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	22.59%	Borrower rate/APR:	23.59% / 26.13%	Monthly payment:	$185.45

Lender servicing fee:	1.00%	Effective Yield*:	20.85%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,718	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	balanced-nickel1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To consolidate all debts into one monthly payment

My financial situation: I am just looking to simplify things. I just had a newborn and need to keep things simpler.

Monthly net income: $5,672
Monthly expenses: $
Housing: $1,896
Insurance: $43
Car expenses: $230
Utilities: $200
Phone, cable, internet: $145
Food, entertainment: $400
Clothing, household expenses: $25
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788579
This series of Notes was issued and sold upon the funding of the borrower loan #91702, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.99%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-27-2013

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$266.28

Lender servicing fee:	1.00%	Effective Yield*:	18.00%
		Estimated return*:	11.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2000	Debt/Income ratio:	29%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,224	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	impartial-power352	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to pay off state taxes.

My financial situation: Stable
I am a good candidate for this loan because due to my great credit payment history

Monthly net income: $ 4300
Monthly expenses: $ 2628
Housing: $800
Insurance: $150
Car expenses: $583
Utilities: $230
Phone, cable, internet: $190
Food, entertainment: $175
Clothing, household expenses: $150
Credit cards and other loans: $350
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788631
This series of Notes was issued and sold upon the funding of the borrower loan #91601, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	May-24-2013
Term:	60 months			Listing End date:	May-24-2013

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$121.47

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,047	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	position511	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Consolidate 3 credit cards to create a lower monthly payment and have a set plan on paying the debt off.

My financial situation:
I am a good candidate for this loan because...I have a solid, secure consistent job where I have been employed for the past 12 1/2 years. I also have an excellent payment history with all my creditors.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788843
This series of Notes was issued and sold upon the funding of the borrower loan #91772, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$56.20

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1991	Debt/Income ratio:	31%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,029	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	return-machine7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788847
This series of Notes was issued and sold upon the funding of the borrower loan #91230, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	May-24-2013
Term:	36 months			Listing End date:	May-24-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$246.98

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1996	Debt/Income ratio:	18%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,431	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	ZiggySD	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	104 ( 100% )	800-819 (Latest)
Principal borrowed:	$8,400.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2010) 660-679 (Sep-2009) 560-579 (Nov-2007) 600-619 (Nov-2006)
Principal balance:	$135.46	31+ days late:	0 ( 0% )
Total payments billed:	104
Description
Home improvement
Purpose of loan:
This loan will be used to purchase and install a new wood floor in my home.

My financial situation:
I am a good candidate for this loan because I have been steadily employed for more than 13 years and have repaid 3 previous Prosper loans with a perfect repayment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 788953
This series of Notes was issued and sold upon the funding of the borrower loan #91664, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	17.24%	Borrower rate/APR:	18.24% / 21.95%	Monthly payment:	$308.32

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	9.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1981	Debt/Income ratio:	23%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$18,678	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	active-trade498	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789033
This series of Notes was issued and sold upon the funding of the borrower loan #91666, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	May-25-2013
Term:	36 months			Listing End date:	May-25-2013

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$70.30

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1999	Debt/Income ratio:	2%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	6 / 5	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$838	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	37	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	green-bid-vault	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 13% )	640-659 (May-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Vacation
Purpose of loan:
This loan will be used to help fund my vacation to north america including Canada and Yellowstine family vacation.

My financial situation:
I am a good candidate for this loan because i have enough cash flow to pay this loan. Just wanted to borrow a little extra to have more comfortable vacation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789111
This series of Notes was issued and sold upon the funding of the borrower loan #91721, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	May-25-2013
Term:	36 months			Listing End date:	May-25-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$370.57

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1992	Debt/Income ratio:	28%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,202	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	cash-lilac5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789301
This series of Notes was issued and sold upon the funding of the borrower loan #91880, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	May-26-2013
Term:	60 months			Listing End date:	May-27-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$558.51

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1986	Debt/Income ratio:	14%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	14y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,607	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	ffjoe	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Debt consolidation
Purpose of loan: Debt consolidation and home improvements
This loan will be used to...
Consolidate bills,roof,furnace,central air and landscape project
My financial situation: Good credit
I am a good candidate for this loan because...Had a Prosper loan before and everything went very smooth.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789333
This series of Notes was issued and sold upon the funding of the borrower loan #91696, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	May-26-2013
Term:	36 months			Listing End date:	May-26-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$212.10

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1999	Debt/Income ratio:	18%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	15y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,845	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	reliable-investment165	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	660-679 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	1 ( 6% )	760-779 (Nov-2011)
Principal balance:	$5,401.71	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Personal Loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789583
This series of Notes was issued and sold upon the funding of the borrower loan #91377, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$154.26

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1997	Debt/Income ratio:	8%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 6	Length of status:	4y 3m
Amount delinquent:	$32,390	Total credit lines:	13	Occupation:	Analyst
Public records last 12m / 10y:	2/ 2	Revolving credit balance:	$1,503	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	42	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	bill-vault	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my debts and reduce temporary monetary pressure.

My financial situation:
I am a good candidate for this loan because I have a stable high paying job in the financial industry as a senior business analyst. I have an Ivy League education and simply need a temporary loan to get my finances in order. I make a stable, high income and am responsible; I will be paying this loan off well in advance of the rate dictated by the monthly payments. Thank you for your consideration.

Monthly net income: $3800
Monthly expenses: $1432
Housing: $617
Insurance: $90
Car expenses: $0 (paid off)
Utilities: 100$
Phone, cable, internet: $75
Food, entertainment: 500$
Clothing, household expenses: 50$
Credit cards and other loans: 0$
Other expenses: 0 $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789737
This series of Notes was issued and sold upon the funding of the borrower loan #91945, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-30-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1990	Debt/Income ratio:	25%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,395	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	RavensFan52	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789743
This series of Notes was issued and sold upon the funding of the borrower loan #91739, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.75%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	27.62%	Borrower rate/APR:	28.62% / 31.29%	Monthly payment:	$126.04

Lender servicing fee:	1.00%	Effective Yield*:	25.19%
		Estimated return*:	12.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (May-2013)	Inquiries last 6m:	6	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 11	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,737	Stated income:	$100,000+
Delinquencies in last 7y:	35	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	CaliLilly	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	94 ( 100% )	660-679 (Latest)
Principal borrowed:	$17,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2012) 660-679 (Mar-2011) 620-639 (Feb-2010) 640-659 (Jun-2008)
Principal balance:	$2,942.84	31+ days late:	0 ( 0% )
Total payments billed:	94
Description
Debt consolidation
Purpose of loan: Debt Consolidation

This loan will be used to...I would like to take our small credit accounts and combine them into one account.

My financial situation: Work 50-55 hours a week with steady income.

I am a good candidate for this loan because...This would potentially be my 4th loan with Prosper. I have paid off 3 of the previous loans and never had a late payment. I have steady employment and work at least 50 hours a week. I have worked hard to maintain a good standing with Prosper from my first loan until now.

Monthly net income: $8125
Housing: $1334.42
Insurance: $104.16(Home) $233(Car)
Car expenses: $600
Utilities: $200
Phone, cable, internet: $189
Food, entertainment: $700
Credit cards and other loans: $324
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 789819
This series of Notes was issued and sold upon the funding of the borrower loan #91676, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$23,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	May-27-2013
Term:	60 months			Listing End date:	May-27-2013

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$607.31

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1993	Debt/Income ratio:	24%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,150	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	sturdy-dedication57	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills and Misc Debt
Purpose of loan:
This loan will be used to pay off several medical bills for my children and other high interest debts including credit card debt

My financial situation:
I am a good candidate for this loan because I have a very stable job at a growing company and have been there for almost 6 years. I pay all of my bills on time and general try to pay ahead as much as possible.

Monthly net income: $ 5400
Mortgage: $950
Insurance: $550
Car loan: $660
Phone/Utilities: $600
Food, entertainment: $600
Credit cards and other loans: $1300
Medical Bills: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790309
This series of Notes was issued and sold upon the funding of the borrower loan #91822, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$153.75

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1992	Debt/Income ratio:	11%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,255	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	exact-order0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2011)
Principal balance:	$2,482.99	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my current Prosper loan that has a 25.61% interest rate. The additional amount will go toward moving expenses.

My financial situation:
I am a good candidate for this loan because I have made all of my Prosper payments on time and have reduced my debt-to-income ratio. I will be moving from a house to a townhome or apartment in order to downsize both my lifestyle and monthly expenses. With the kids out of the house, now is the right time to size my life based on my need and focus on a small business venture.

Monthly net income: $5200
Monthly expenses: $3891 (total of items below)
Housing: $1416.00 (Current) $1000.00 (Target)
Insurance: $100
Car expenses: $400
Utilities: $200
Phone, cable, internet: $125
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $600
Other expenses: $650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790629
This series of Notes was issued and sold upon the funding of the borrower loan #91796, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$421.48

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1986	Debt/Income ratio:	26%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,804	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	majestic-dollar3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation: PNC Bank
I am a good candidate for this loan because...
My Credit is good

Monthly net income: $2800
Monthly expenses: $1,700
Housing: $980
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790719
This series of Notes was issued and sold upon the funding of the borrower loan #91763, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$89.36

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1995	Debt/Income ratio:	19%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,027	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	luminous-wealth4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2012)
Principal balance:	$8,986.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790729
This series of Notes was issued and sold upon the funding of the borrower loan #91404, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$398.74

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2005	Debt/Income ratio:	13%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 23	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,741	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	profitable-transaction437	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790761
This series of Notes was issued and sold upon the funding of the borrower loan #91897, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$861.62

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1993	Debt/Income ratio:	10%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,844	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	lucrative-market341	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
Purpose of loan:
This loan will be used to...Pay off large purchase(s) made on Amex

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $15,000+
Monthly expenses: $ 6000
Housing: $1600
Insurance: $250
Car expenses: $999
Utilities: $150
Phone, cable, internet: $280
Food, entertainment: $800
Clothing, household expenses: $500
Credit cards and other loans: $1100
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790805
This series of Notes was issued and sold upon the funding of the borrower loan #91751, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$120.33

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 8	Length of status:	0y 9m
Amount delinquent:	$1,348	Total credit lines:	21	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,993	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	courageous-point0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2012)
Principal balance:	$3,400.17	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Taxes
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 790935
This series of Notes was issued and sold upon the funding of the borrower loan #91841, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.24%	Listing Start date:	May-28-2013
Term:	60 months			Listing End date:	May-28-2013

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$233.67

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1984	Debt/Income ratio:	42%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,019	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	pz6fkq	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	680-699 (Latest)
Principal borrowed:	$11,600.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2012) 720-739 (Jan-2008)
Principal balance:	$7,969.06	31+ days late:	0 ( 0% )
Total payments billed:	44
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some higher interest debts.

My financial situation: Stable and Good
I am a good candidate for this loan because i have two previous Prosper loans: one which i paid off in full with never having a single late payment and the other i am in to about the 10 month and of the 36 months and that onw too has been paid on time every month.

Monthly net income: $ 4,500 with out overtime.
Monthly expenses:
Housing: $ 1240
Insurance: $ 425
Car expenses: $
Utilities: $ 300
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $ 125
Credit cards and other loans: $ 700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791025
This series of Notes was issued and sold upon the funding of the borrower loan #91784, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.99%	Listing Start date:	May-28-2013
Term:	36 months			Listing End date:	May-28-2013

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$931.51

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1996	Debt/Income ratio:	26%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	19y 9m
Amount delinquent:	$0	Total credit lines:	61	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,479	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	peaceful-camaraderi450	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate current debt.

My financial situation:
I am a good candidate for this loan because I have a steady income and I make good money. My job is secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791221
This series of Notes was issued and sold upon the funding of the borrower loan #91889, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.99%	Listing Start date:	May-29-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$266.28

Lender servicing fee:	1.00%	Effective Yield*:	18.00%
		Estimated return*:	11.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1996	Debt/Income ratio:	44%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,618	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	kindness-casserole9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate outstanding high interest rate credit card debt to eliminate monthly credit card bills.

My financial situation:
I am a good candidate for this loan because I have stable employment as a middle school teacher and adjunct faculty member for a local junior college. I have been yolked with debt from a divorce, student loans for my Masters degree, the purchase of my new home last year, and several credit card accounts. However, despite the high debt to income ratio, I have a reliable payment history and will use the funds from this loan to close open store credit accounts and eliminate several monthly payments.

Monthly net income: $ 3000- 3200
Monthly expenses:
Housing: $ 950
Insurance: $ 80
Car expenses: Paid off this month
Utilities: $ 100
Phone, cable, internet: $ 175
Food, entertainment: Varies
Clothing, household expenses: Varies
Credit cards and other loans: $ 1,500 (includes student loans)
Other expenses: Varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791445
This series of Notes was issued and sold upon the funding of the borrower loan #91828, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	May-29-2013
Term:	60 months			Listing End date:	May-29-2013

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 19.36%	Monthly payment:	$124.24

Lender servicing fee:	1.00%	Effective Yield*:	15.12%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,500	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	Nican	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
To help move successful business into a new location after neighboring business caught fire and has made it necessary to relocate.

This loan will be used to...
Assist in remodeling, setting up, and moving to new location

My financial situation:
Money is tied up in inventory, supplies, and equipment

I am a good candidate for this loan because...
Business is successful and I have great credit

Monthly net income: $4200
Monthly expenses: $1500
Housing: $400
Insurance: $100
Car expenses: $150
Utilities: $175
Phone, cable, internet: $150
Food, entertainment: $150
Clothing, household expenses: $75
Credit cards and other loans: $250
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 791487
This series of Notes was issued and sold upon the funding of the borrower loan #91811, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	May-29-2013
Term:	36 months			Listing End date:	May-29-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$212.10

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	41%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,707	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	golden-felicity2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2012)
Principal balance:	$2,779.58	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Auto
Purpose of loan:
This loan will be used to... trade my truck in and get a new one

My financial situation:
I am a good candidate for this loan because...I always paid my bills on time before due date

Monthly net income: $ 2,100.00
Monthly expenses: $850.00
Housing: $450.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 792109
This series of Notes was issued and sold upon the funding of the borrower loan #91422, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	May-30-2013
Term:	60 months			Listing End date:	May-30-2013

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$276.70

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (May-2013)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,349	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	hope-arch7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Feb-2012)
Principal balance:	$2,766.46	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Business
Purpose of loan:
This loan will be used to...Catching up on taxes and consolidate debt (due to medical)

My financial situation:
I am a good candidate for this loan because...I make sure to repay my debts

Monthly net income: $15,000
Monthly expenses: $6,000
Housing: $
Insurance: $
Car expenses: $1,100
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $500.00
Information in the Description is not verified.